                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Second Amendment
                    ----------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported)      October 15, 2004
                                                 ----------------------

                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-26534                 13-3671221
----------------------------        -----------------       --------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

     4 Science Park, New Haven, CT                                      06511
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
                                                     ------------------------

                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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Section 9 - Financial Statements and Exhibits.

Item 9.01(c)  Exhibits.

This Second Amendment to Current Report on Form 8-K/A is filed to replace the
Consulting Agreement, by and between Vion Pharmaceuticals, Inc. and Mario Sznol,
M.D., effective as of October 15, 2004, filed as Exhibit 99.1 to the Current
Report on Form 8-K/A on October 27, 2004, with the final version thereof.

Exhibit 99.1      Consulting Agreement by and between Vion Pharmaceuticals, Inc.
                  and Mario Sznol, M.D. effective as of October 15, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: November 9, 2004                      By:   /s/ Howard B. Johnson
                                                 -------------------------------
                                            Name:  Howard B. Johnson
                                            Title: President and Chief Financial
                                                     Officer

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                                  EXHIBIT INDEX

99.1.      Consulting Agreement by and between the Vion Pharmaceuticals, Inc.
           and Mario Sznol, M.D. effective as of October 15, 2004.

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